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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K
                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report  (Date of earliest event reported)  SEPTEMBER 30, 1999
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                                V-ONE CORPORATION
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            (Exact name of registrant as specified in its charter)

                          Commission File No. 0-21511
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DELAWARE                                                    52-1953278
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(State or other jurisdiction of incorporation) (IRS Employer Identification No.)



20250 Century Boulevard - Suite 300
GERMANTOWN, MARYLAND                                        20874
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(Address of principal executive offices)                    (Zip Code)



              Registrant's telephone number, including area code:

                                (301) 515-5200
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        (Former name or former address, if changed since last report.)




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



   Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
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      Effective September 30, 1999, V-ONE Corporation (the "Company")  dismissed the accounting firm of PricewaterhouseCoopers LLP ("PWC") as the Company's independent accountants.

      On September 30, 1999, the audit committee of the Company's board of directors recommended and the full board of directors approved the appointment of Ernst & Young LLP ("Ernst") to act as its auditors for the fiscal year ended December 31, 1999. The Company did not consult Ernst regarding the application of accounting principals to a specified transaction, whether contemplated or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any matter that was the subject of a disagreement or a reportable event (as contemplated by Item 304 of Regulation S-K).

      The reports of PWC on the financial statements of the Company for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle except that (i) its report on the financial statements for the year ended December 31, 1998 included an explanatory paragraph regarding the Company's ability to continue as a going concern and (ii) its report on the financial statements for the year ended December 31, 1998 included an explanatory paragraph regarding the restatement of the financial statements as discussed in the notes thereto.

      The decision to change auditors was recommended by the audit committee of the board of directors and was approved by unanimous written consent of the board of directors on September 30, 1999.

      During the Company's two most recent fiscal years and the interim period from January 1, 1999 to September 30, 1999, there were no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PWC, would have caused it to make a reference to the subject matter of the disagreements in connection with its report on the financial statements. There is no information or event required to be reported herein pursuant to Subsection (a)(1)(v) of Rule 304 of Regulation S-K.

      The Company has requested, and PWC has provided a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in this filing, a copy of which is attached hereto as
Exhibit 16. PWC's letter indicates that they are in agreement with the statements contained in this filing insofar as such statements concern PWC.

   Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.
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            (c)   Exhibits.

   16. Letter from PricewaterhouseCoopers LLP pursuant to Section 304(a)(3) of Regulation S-K.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Dated:  October 6, 1999



                                          V-ONE CORPORATION



                                          By:/s/ Margaret E. Grayson
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                                          Name:  Margaret E. Grayson
                                          Title: Sr. Vice President and Chief
                                                  Financial Officer